UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

In regard to the external audit of SCBT Financial Corporation (“the Company” or “SCBT”), SCBT’s Audit Committee has conducted a selection process for evaluating potential external independent auditors, including its current external auditor, J.W. Hunt and Company, LLP (“JW Hunt”). At the conclusion of this process, on June 7, 2007, the Committee selected Dixon Hughes PLLC (“Dixon Hughes”) to serve as the Company’s independent registered public accounting firm beginning with the year 2008. In addition, the Company will terminate the engagement of JW Hunt as its independent registered public accounting firm effective upon JW Hunt’s completion of its audit of the Company’s consolidated financial statements for the year ending December 31, 2007 and the filing by the Company of its Form 10-K for the year ending December 31, 2007. Dixon Hughes was selected from a number of firms, including JW Hunt, who were invited to submit proposals. As a matter of practice, the Company’s Audit Committee has typically requested new proposals every three to four years from select firms. The Audit Committee was actively involved in the discussions and ultimate decision to change the independent registered public accounting firm.

The audit reports by JW Hunt on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2006 and 2005 and through the date of this Form 8-K, the Company has had no disagreements with JW Hunt on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JW Hunt, would have caused JW Hunt to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s consolidated financial statements for such years.

The Company has requested that JW Hunt furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 12, 2007, is filed as Exhibit 16 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2005, and through the date of this Form 8-K, the Company did not consult with Dixon Hughes regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16	Letter dated June 12, 2007 from JW Hunt and Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)
Date: June 13, 2007	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16	Letter dated June 12, 2007 from JW Hunt and Company, LLP

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